Exhibit 99.1

Landcadia Holdings II, Inc. AMENDS PURCHASE AGREEMENT TO modify voting requirement for its BUSINESS COMBINATION WITH GOLDEN NUGGET ONLINE GAMING, INC.

HOUSTON, December 21, 2020 – Landcadia Holdings II, Inc. (the “Company,” “we,” “us,” or “our”) (Nasdaq: LCA) today announced that it has entered into an amendment to the Purchase Agreement relating to its proposed business combination (the “Business Combination”) with Golden Nugget Online Gaming, Inc. (“GNOG”) to modify the voting requirement for stockholder approval of the Business Combination. The purpose of the amendment is to provide increased certainty that the Business Combination will receive stockholder approval at the special meeting of stockholders to be reconvened on December 29, 2020. Pursuant to the amendment, (i) the proposal to approve the Business Combination and certain related proposals must receive the affirmative vote of a majority of our outstanding shares of common stock that are voted at the special meeting, rather than a majority of the outstanding shares of Class A common stock held by disinterested stockholders, and (ii) the proposal to approve an amended and restated certificate of incorporation of the Company must receive the affirmative vote of a majority of our outstanding shares of common stock, rather than a majority of the outstanding shares of Class A common stock held by disinterested stockholders.

The Company believes the amendment is in the best interests of its stockholders given the significant increase in the price of the Company’s Class A common stock since the announcement of the Business Combination and the overwhelming support of the Business Combination by stockholders who have voted thus far. As of December 18, 2020, approximately 99.8% of the Class A shares held by disinterested stockholders that have been voted were voted in favor of the Business Combination, and over 90% were voted in favor of the other proposals. However, only approximately 40.5% of holders of Class A common stock have voted thus far. The Company believes that the low voter turnout is primarily the result of having a significant portion of our stockholder base comprised of retail stockholders.

The Company expects that the amendment will create more certainty that the Business Combination and other proposals to be presented to its stockholders at the reconvened special meeting on December 29, 2020 will be approved since the shares of common stock held by Tilman J. Fertitta and his affiliates and Jefferies Financial Group Inc. and its affiliates have been voted in favor of each of the proposals.

As previously announced, the Company’s reconvened special meeting in lieu of its 2020 annual meeting of stockholders to approve the Business Combination will be held on Tuesday, December 29, 2020 at 12:00 p.m. Eastern time, and will be held virtually at https://www.cstproxy.com/landcadiaholdingsii/sm2020. The Company has filed with the U.S. Securities and Exchange Commission a revision to its proxy statement to reflect the change in voting requirements for the proposals. In connection with the amendment, the Company has extended the deadline by which holders of its Class A common stock may elect to redeem their shares in connection with the transaction until 4:00 p.m., Eastern time, on December 24, 2020.

Important Information About the Business Combination and Where to Find It

The Company has filed a definitive proxy statement and a revision to the definitive proxy statement (collectively, the “Proxy Statement”) with the Securities and Exchange Commission (the "SEC") for the Special Meeting to be held in connection with its Business Combination with GNOG.  The Company's stockholders and other interested persons are advised to read the Proxy Statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about GNOG, the Company and the Business Combination.  The Proxy Statement and other relevant materials for the Special Meeting were mailed to stockholders of the Company as of the Record Date.  The Company's stockholders may also obtain copies of the Proxy Statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC's web site at www.sec.gov, or by directing a request to: Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company's stockholders with respect to the Business Combination.  A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company's Proxy Statement, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

GNOG and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination.  A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the proxy statement for the Business Combination.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.  The Company's and GNOG's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events.  Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, the Company's and GNOG's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination.  These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.  Most of these factors are outside the Company's and GNOG's control and are difficult to predict.  Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement for the Business Combination (the "Purchase Agreement") or could otherwise cause the Business Combination to fail to close, (2) the outcome of any legal proceedings that may be instituted against the Company and GNOG following the announcement of the Purchase Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company or satisfy other conditions to closing in the Purchase Agreement; (4) the impact of COVID-19 on GNOG's business and/or the ability of the parties to complete the Business Combination; (5) the inability to obtain or maintain the listing of the Company's shares of common stock on The Nasdaq Stock Market following the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of GNOG to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that GNOG or the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under "Risk Factors" therein, and in the Company's other filings with the SEC.  The foregoing list of factors is not exclusive.   Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  Neither GNOG nor the Company undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination.  This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

MEDIA CONTACTS:
Katelyn Roche Gosslee, Katelyn@dpwpr.com
Mary Ann Cuellar, MaryAnn@dpwpr.com
Dancie Perugini Ware Public Relations
713-224-9115

Rick Liem rliem@ldry.com 713-386-7000